                                                                    EXHIBIT 99.6


                AMENDMENT NO. 5 TO SECURITIES EXCHANGE AGREEMENT

                  AMENDMENT NO. 5 (this "Agreement"), dated as of December 31, 2001, in respect of the Securities Exchange Agreement dated as of May 6, 1998, as heretofore amended (said Securities Exchange Agreement, as so amended, being the "Securities Exchange Agreement", and the terms defined therein being used herein as therein defined unless otherwise defined herein) among CORAM, INC., a Delaware corporation (the "Company"), CORAM HEALTHCARE CORPORATION, a Delaware corporation ("Holdings"), CERBERUS PARTNERS, L.P. ("Cerberus"), GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP") and FOOTHILL CAPITAL CORPORATION ("Foothill") (each a "Noteholder" and, together with any other holders from time to time of interests in the Series A Notes or Series B Notes, collectively, the "Noteholders").

                                   WITNESSETH:

                  WHEREAS, the Noteholders, the Company and Holdings entered into the Securities Exchange Agreement, pursuant to which the Noteholders received, among other things, Series A Notes and Series B Notes, as the case may be, in exchange for the Noteholders' interests in the Subordinated Rollover Notes and the Warrants;

                  WHEREAS, pursuant to an Exchange Agreement, dated as of December 29, 2000, by and among the Company and the Noteholders (the "December 2000 Exchange Agreement"), the Noteholders exchanged (the "December 2000 Exchange") approximately $97,715,434 aggregate principal amount of Series A Notes and $11,610,542 of accrued interest on the Series A Notes and the Series B Notes for their pro rata share of 905 shares of the Preferred Stock (as defined in the December 2000 Exchange Agreement);

                  WHEREAS, following the December 2000 Exchange, the Noteholders held $61,207,938 aggregate principal amount of Series A Notes and $92,084,099 aggregate principal amount of Series B Notes (collectively, the "December 2000 Notes");

                  WHEREAS, as of the date hereof, the Noteholders own in the aggregate 100% of the outstanding principal amount of the Series A Notes and Series B Notes;

                  WHEREAS, pursuant to an Exchange Agreement, dated as of December 31, 2001, by and among the Company and the Noteholders (the "December 2001 Exchange Agreement"), the Noteholders have agreed to exchange (the "December 2001 Exchange") an additional $21,000,000 aggregate principal amount of Series A Notes and $1,900,500 of accrued interest on the Series A Notes and the Series B Notes for their pro rata share of 189.5705 shares of the December 2001 Preferred Stock (as defined in the December 2001 Exchange Agreement);

                  WHEREAS, following the December 2001 Exchange, the Noteholders will hold $40,207,938 aggregate principal amount of Series A Notes and $92,084,099 aggregate principal amount of Series B Notes (collectively, the "December 2001 Notes");

                  WHEREAS, as further consideration for the December 2001 Exchange, the Company, Holdings and the Noteholders have agreed to amend the maturity of the December 2001 Notes; and

                  WHEREAS, the Company, Holdings and the Noteholders have agreed to amend the Securities Exchange Agreement and to enter into this Agreement upon the terms and subject to the conditions contained herein;

                  NOW, THEREFORE, the parties hereto agree as follows:

                  SECTION 1. Amendments to the Securities Exchange Agreement. Upon the satisfaction of the conditions contained in Section 4 of this Agreement, Section 1 to the Securities Exchange Agreement is hereby amended by deleting the existing definitions of "Series A Maturity Date", "Series A Notes", "Series B Maturity Date" and "Series B Notes" and replacing them with the following:

                           "Series A Maturity Date" shall mean the earlier of
                  (i) June 30, 2002, and (ii) the effective date of a Joint Plan of Reorganization of Holdings and the Company.

                           "Series A Notes" shall mean the Series A Senior
                  Subordinated Notes of the Company issued to the Noteholders hereunder, substantially in the form of Exhibit A-1 hereto, and any Additional Series A Notes, together with any notes substituted therefor.

                           "Series B Maturity Date" shall mean the earlier of
                  (i) June 30, 2002, and (ii) the effective date of a Joint Plan of Reorganization of Holdings and the Company.

                           "Series B Notes" shall mean the Series B Senior
                  Subordinated Convertible Notes of the Company issued to the Noteholders hereunder, substantially in the form of Exhibit A-2 hereto, and any Additional Series A Notes, together with any notes substituted therefor.

                  SECTION 2. Representations and Warranties of the Company and Holdings. Each of the Company and Holdings hereby represents and warrants as to itself and the Coram Parties that the execution, delivery and performance of this Agreement, the Amended and Restated Series A Senior Subordinated Note and the Amended and Restated Series B Senior Subordinated Convertible Note (collectively, the "Amendment Agreements") have been each duly authorized by all necessary corporate action on the part of such Coram Party and the Amendment Agreements and the Securities Exchange Agreement amended hereby each constitute a legal, valid and binding obligation of such Coram Party, enforceable against it in accordance with their terms.

                  SECTION 3. Representations and Warranties of the Noteholders. Each of the Noteholders hereby represents and warrants as to itself that the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate or partnership action on the part of such Noteholder.

                  SECTION 4. Conditions to Effectiveness. The amendments contained in Section 1 of this Agreement shall be subject to the satisfaction of the following conditions precedent:

                           (a) the due execution and delivery of this Agreement by each of the Noteholders, Holdings and the Company;

                           (b) the due execution and delivery of a consent and confirmation of guaranty, in the form attached hereto as Exhibit A, by Holdings and each Subsidiary Guarantor listed on Annex A attached hereto;

                           (c) the due execution and delivery of an Amended and Restated Series A Senior Subordinated Note by the Company to each of the Noteholders;

                           (d) the due execution and delivery of an Amended and Restated Series B Senior Subordinated Convertible Note to each of the Noteholders;

                           (e) the consent of the Madeleine L.L.C., as lender under the Financing Agreement, to this Agreement, the December 2001 Exchange Agreement and the transactions contemplated thereby; and

                           (f) the conditions precedent set forth in Section 6 of the December 2001 Exchange Agreement have been satisfied in full by the Company or have been waived by the Noteholders, in their sole discretion.

                  SECTION 5. Effect on the Securities Exchange Agreement. Except as amended hereby, the Securities Exchange Agreement and the other Note Documents shall remain in full force and effect. Except as set forth herein, nothing in this Agreement shall be deemed to (i) constitute a forbearance or waiver of compliance by any of the Coram Parties of any term, provision or condition of the Securities Exchange Agreement or any other instrument or agreement referred to therein or under the Note Documents or (ii) prejudice any right or remedy that any Noteholder may not have or may have in the future under or in connection with the Securities Exchange Agreements or any other Note Document.

                  SECTION 6. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together constitute one and the same agreement.

                  SECTION 7. Governing Law. The validity, interpretation and enforcement of this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of laws principles thereof.

                  SECTION 8. Headings. Section headings in this Agreement are included herein for the convenience of reference only and shall not constitute part of this Agreement for any other purpose.

                  SECTION 9. References. References herein and in the other Note Documents to the "Securities Exchange Agreement", "this Agreement", "hereunder", "hereof", or words of like import referring to the Securities Exchange Agreement, shall mean and be a reference to the Securities Exchange Agreement as amended hereby.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

                                      CORAM, INC.

                                      By: /s/ SCOTT DANITZ
                                         ---------------------------------------
                                      Name: Scott Danitz
                                      Title: Senior Vice President
                                             Chief Financial Officer



                                      CORAM HEALTHCARE CORPORATION

                                      By: /s/ SCOTT DANITZ
                                         ---------------------------------------
                                      Name: Scott Danitz
                                      Title: Senior Vice President
                                             Chief Financial Officer



                                      CERBERUS PARTNERS, L.P.
                                      By Cerberus Associates LLC, its General
                                      Partner

                                      By: /s/ MARK A. NEPORENT
                                         ---------------------------------------
                                      Name: Mark A. Neporent
                                      Title: Managing Director



                                      GOLDMAN SACHS CREDIT PARTNERS L.P.

                                      By: /s/ JAMES R. BOOK
                                         ---------------------------------------
                                      Name: James R. Book
                                      Title: Authorized Signatory



                                      FOOTHILL CAPITAL CORPORATION

                                      By: /s/ DENNIS R. ASCHER
                                         ---------------------------------------
                                      Name: Dennis R. Ascher
                                      Title: Senior Vice President




      [Signature Page to Amendment No. 5 to Securities Exchange Agreement]

                                                                       EXHIBIT A

                                     CONSENT

                          Dated as of December __, 2001

                  Each of the undersigned, in its capacity as a Guarantor under the Securities Exchange Agreement referred to in the foregoing Agreement, hereby consents to the said Agreement and hereby confirms and agrees that its guaranty of the Guaranteed Obligations (as such term is defined in the Guarantee Agreements) is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, the said Agreement, each reference in each Guarantee Agreement to "this Agreement", "hereunder", "thereunder", "thereof" or words of like import shall mean and be a reference to the Securities Exchange Agreement as amended by said Agreement.

                  This Consent may be executed in any number of counterparts each of which, when executed and delivered, shall constitute an original, but all executed counterparts together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.

                                      CORAM HEALTHCARE CORPORATION



                                      By: /s/ SCOTT DANITZ
                                         ---------------------------------------
                                      Name: Scott Danitz
                                      Title: Senior Vice President
                                             Chief Financial Officer



                                      FOR EACH OF THE SUBSIDIARY
                                      GUARANTORS LISTED ON ANNEX A
                                      HERETO



                                      By: /s/ SCOTT DANITZ
                                         ---------------------------------------
                                      Name: Scott Danitz
                                      Title: Senior Vice President
                                             Chief Financial Officer


                                      c/o Coram Healthcare Corporation
                                      1675 Broadway Street, Suite 900
                                      Denver, CO  80202

                                                                         ANNEX A

                                  Subsidiaries

Coram International Holdings Ltd.
Coram Healthcare Limited

Fairfax Hematology Oncology Associates, Inc.
HealthInfusion, Inc.
H.M.S.S., Inc.
Coram Homecare of Illinois, Inc.
T2 Medical, Inc.

         Coram Healthcare Corporation of Alabama
         Coram Healthcare Corporation of Florida
         Coram Healthcare Corporation of Greater D.C.
         Coram Healthcare Corporation of Greater New York
         Coram Healthcare Corporation of Indiana
         Coram Healthcare Corporation of Kentucky
         Coram Healthcare Corporation of Michigan
         Coram Healthcare Corporation of Mississippi
         Coram Healthcare Corporation of Nevada
         Coram Healthcare Corporation of Northern California Coram Healthcare Corporation of Rhode Island
         Coram Healthcare Corporation of South Carolina
         Coram Healthcare Corporation of Southern California Coram Healthcare Corporation of Southern Florida
         Coram Homecare of Minnesota, Inc.
         Coram Homecare of Northern California
         Coram Service Corporation
         Curaflex Health Services, Inc.
                  Coram Alternative Site Services, Inc.
                  Coram Healthcare Corporation of Massachusetts Coram Healthcare Corporation of New York Coram Healthcare Corporation of North Texas Coram Healthcare Corporation of Utah
                  Coram Healthcare of Wyoming, L.L.C.